[The American Funds Group(R)]

CAPITAL WORLD BOND FUND
1997 ANNUAL REPORT
For the year ended September 30

[stack of international coins]
[1987-1997 timeline along report spine]
[large font: "87 to 97"]

ADAPTING TO A DECADE OF CHANGE


[Begin sidebar]
CAPITAL WORLD BOND FUND (R)

The fund seeks to maximize long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States. That total return is made up of three elements: interest income, any change in the market value of the fund's investments and any change in the value of other currencies against the U.S. dollar.


RESULTS AT A GLANCE

Total return for
the fiscal year (10/1/96 - 9/30/97)           +4.4%

Total return over
the fund's lifetime (8/4/87 - 9/30/97)      +137.6%

Average annual
compound return (lifetime)                    +8.9%

Capital World Bond Fund is one of the 28 mutual funds in The American Funds Group,(R) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.
[End sidebar]


[begin chart]
HOW A $10,000 INVESTMENT HAS GROWN
$24,219/1/
Salomon Brothers World Government Bond Index

$22,634/1/
Capital World Bond Fund

$14,165
Consumer Price Index (Inflation)

Year ended 9/30         Capital World Bond         Salomon Brothers World        Consumer Price Index
                        Fund/1/                    Government Bond Index/1/      (Inflation)
1987 /2/                9,493                      9,865                         10,105
1988                    10,743                     11,280                        10,527
1989                    11,330                     12,013                        10,984
1990                    12,231                     12,918                        11,661
1991                    14,199                     14,861                        12,056
1992                    15,542                     17,581                        12,417
1993                    17,159                     19,187                        12,750
1994                    17,053                     19,535                        13,128
1995                    20,140                     22,696                        13,462
1996                    21,684                     23,649                        13,866
1997                    22,634                     24,219                        14,165

/1/With dividends and capital gains reinvested or interest compounded

/2/For the period August 4 through September 30, 1987

The fund's results in this chart reflect payment of the maximum sales charge of 4.75%, so the net amount invested was $9,525 versus $10,000 in the Salomon Brothers World Government Bond Index, which is unmanaged and has no sales charges, commissions or expenses. Past results are not predictive of future results.
[end chart]


Here are returns over various periods ended September 30, 1997 and a chart showing the growth of an investment over the fund's lifetime, with all distributions reinvested. These figures differ from those at left because they assume payment of the 4.75% maximum sales charge at the beginning of the stated periods.

                                Total        Average Annual
                               Return       Compound Return

Ten Years                    +127.10%                +8.55%
Five Years                    +38.67                 +6.76
One Year                       -0.57                     -


Fund results in this report were computed without a sales charge unless otherwise indicated. Sales charges are lower for accounts of $25,000 or more. The fund's 30-day yield as of October 31, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 4.44%. The fund's distribution rate as of that date was 6.82%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. INVESTING IN NON-U.S. BONDS IS SUBJECT TO ADDITIONAL RISKS. THEY INCLUDE CURRENCY FLUCTUATIONS, POLITICAL AND SOCIAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND ACCOUNTING STANDARDS, AND HIGHER TRANSACTION COSTS.



FELLOW SHAREHOLDERS:

The fiscal year ended September 30, 1997 was a challenging one for global bond investors. The year brought solid returns for local bond markets worldwide, but a strengthening U.S. dollar created a powerful headwind that erased or diminished returns for U.S. investors. In this environment, shareholders of Capital World Bond Fund clearly benefited from the fund's flexibility to seek out the best opportunities around the world.

     Over the 12-month period, the value of an investment in Capital World Bond Fund rose 4.4% if you reinvested your dividends, as most of our shareholders do. Dividends were paid quarterly and totaled $1.18 a share. In light of currency losses, which are deducted from the fund's net income, the fourth-quarter dividend is likely to be lower than the fund's regular rate of 22 cents a share. The fund is also expected to pay a small capital gain distribution in December. The actual amounts of these distributions will be confirmed on your year-end account statement.

     By comparison, the Salomon Brothers World Government Bond Index, which measures major world bond markets, increased 2.4% for the 12 months ended September 30. The Salomon Brothers Broad Investment-Grade Bond Index, a key measure of the U.S. bond market, rose 9.7%. The returns for both of these unmanaged indexes are with interest compounded.

     These latest results bring Capital World Bond Fund's total return since operations began in August 1987 to 137.6% with dividends reinvested. That works out to an average of 8.9% annualized.


     We continued to emphasize fixed-income securities primarily from developed, industrialized nations. Most of the fund's investments were in government bonds, 16% were in investment-grade corporate issues and 4% were in cash and equivalents.


[Begin sidebar]
[begin pie chart]
CAPITAL WORLD BOND FUND NET ASSETS
North America   57.0%
Europe & Africa 26.9%
Pacific Basin   16.1%
[end chart]

[begin pie chart]
WORLD BOND MARKET
Europe          42.8%
North America   37.1%
Pacific Basin   20.1%
[end chart]

Percentages weighted by currency, based on the table on page 2.
[End sidebar]

     The fund's gain over the past year was the result of worldwide bond yields that generally ended the year lower than a year ago - in some cases, significantly lower. The dollar's strength in fiscal 1997, however, reduced returns to U.S. dollar-based investors in virtually all global bond markets. As local currencies depreciated against the dollar, the dollar value of their local-currency bonds declined as well.

     German bonds, for example, produced a 12-month return of 7.2% in German marks. Translated into U.S. dollars, German bonds showed a loss of 7.5%. We did hedge some of the fund's German assets back into dollars, which limited the impact of the mark's decline.

     At the end of the fiscal year, the fund's largest concentration was in U.S. dollar-denominated bonds, representing 41.0% of assets compared with 43.9% one year ago. Total exposure to the U.S. dollar, including currency hedges, amounted to 45% at fiscal year-end.

     In March, the Federal Reserve reacted to the low U.S. unemployment rate and increasing business activity - generally perceived as precursors to inflation - and pushed the federal funds rate (the rate for overnight loans between banks) up from 5.25% to 5.5%. This rate increase caused U.S. bond yields to rise and bond prices (which move inversely to interest rates) to fall. Later in the year, the U.S. bond market rallied as inflation continued to fall in spite of strong growth.

     In Europe, the year began amid uncertainty over the creation of a single currency. Later in the year, uncertainty gave way to optimism and the expectation that some of the "peripheral" countries - Italy and Spain in particular - would join in the European Monetary Union. The net result of this convergence toward a single currency was quite positive for European bond markets. Interestingly, the strongest showing of any major market during the fiscal period came from the United Kingdom, one of the few European countries that will not initially participate in the monetary union. The United Kingdom produced a return of 14.7%; favorable exchange rate movement translated that into a U.S. dollar return of 18.5%.

     Elsewhere in Europe, currency depreciation had negative effects on most countries' gains. In Ireland, one of our perennial favorites, the bond market had a return of 11.6%; expressed in U.S. dollars, that return was reduced to 1.4%. Spain's 15.2% return sank to -0.8% in dollar terms, while a 12.2% return in Sweden equaled -2.0% in dollars, according to Salomon Brothers.

     In Japan, bond yields fell: The 10-year government bond yield declined from an already low level of 2.8%. This decline was spurred by speculation that the Bank of Japan would not raise rates anytime soon due to a domestic financial crisis and a weak economy. Still, a sagging Japanese yen converted the country's government bond return of 7.0% to -1.3% expressed in U.S. dollars. Here - as elsewhere - hedging foreign currency exposure back into U.S. dollars helped the fund capture some of the gains achieved in the local market.

     Like the United States, the "dollar bloc" countries -Australia, Canada and New Zealand - reaped the fruits of low inflation and modest growth. Canadian bonds in particular have been a big success story. Our research has led us to increase our position in Canadian bonds, which is now the fund's third-largest country exposure. In the past year, Canadian government bonds produced a return of 11.6% for U.S. investors.

     We would like to point out that the fund now holds a small portion of its net assets in bonds of some of the higher rated developing countries. As you can see on pages 11 and 12, the fund currently has holdings in South African, Chinese, Colombian, Polish and Slovenian government bonds, as well as bonds issued by companies in Argentina, Hungary, South Korea and Mexico. Since most of these securities are denominated in U.S. dollars, these countries (with the exception of South Africa) do not appear in the currency table below. We continue to rely on the expansive reach of our worldwide research to identify opportunities originating in a variety of countries and companies.

     We have been pleased to watch the fund's family of shareholders grow. This year, as the fund celebrated its tenth anniversary, it had more than 39,000 shareholder accounts, up more than threefold from just five years ago. Our feature article over the next few pages will give you a closer look at how the fund has adapted to changes in the world's bond markets over the past decade.

Cordially,

[/s/ Paul G. Haaga, Jr.]        [/s/ Abner D. Goldstine]
Paul G. Haaga, Jr.              Abner D. Goldstine
Chairman of the Board           President
November 7, 1997


[Begin sidebar]
Shareholders of Capital World Bond Fund benefited from the fund's flexibility to seek out the best opportunities around the world.
[End sidebar]


CURRENCIES IN WHICH THE FUND'S ASSETS ARE INVESTED
(as of September 30, 1997)

                    CAPITAL WORLD                                               SALOMON BROTHERS
                    BOND FUND                                                   WORLD GOVERNMENT
                    NET ASSETS                                                  BOND INDEX
                                                            AVERAGE                                 AVERAGE
CURRENCY OF         SECURITIES          CURRENCY            MATURITY BY                             MATURITY BY
DENOMINATION        WEIGHTING#          WEIGHTING#          CURRENCY            WEIGHTING           CURRENCY
United States       41.0%               43.5%               6.1yrs              32.9%               7.9yrs
Germany             11.2                7.9                 4.8                 8.8                 5.7
Canada              7.5                 11.9                11.6                3.4                 8.3
Japan               7.1                 7.8                 6.8                 19.2                6.7
New Zealand         7.1                 4.4                 8.4                 *                   *
United Kingdom      5.7                 4.9                 6.3                 6.3                 10.2
Ireland             4.6                 2.0                 6.1                 0.4                 7.6
Spain               3.5                 3.3                 3.5                 3.0                 5.1
Australia           3.3                 2.2                 8.9                 0.9                 5.9
Sweden              2.7                 2.2                 2.1                 1.6                 5.6
Italy               2.4                 3.5                 2.3                 6.6                 5.8
South Africa        1.0                 1.0                 12.9                *                   *
Portugal            0.8                 0.8                 4.4                 *                   *
Finland             0.7                 0.8                 1.5                 0.6                 5.5
Denmark             0.5                 0.1                 4.4                 1.7                 6.1
Switzerland         0.5                 0.00                4.8                 0.4                 6.8
Netherlands         0.4                 0.4                 1.7                 2.9                 6.7
France              -                   -                   -                   7.3                 7.5
Belgium             -                   -                   -                   2.3                 6.4
Austria             0.1                 0.1                 4.8                 0.9                 5.2
                    -----               -----                                   -----
                    100.0%              100.0%                                  100.0%
                    =====               =====                                   =====

# Securities and currency weightings may differ due to the fund's use of hedging techniques designed to control its exposure to fluctuations in exchange rates. Short-term investments, cash equivalents, receivables and payables are included in the securities weighting.

* This market is not included in the index.


ADAPTING TO A DECADE OF CHANGE

[watermark: 87 to 97]

When we introduced Capital World Bond Fund 10 years ago, we were confident that the fund's flexibility would enable it to adapt well to changes in the global investment landscape.

[Begin sidebar]
Beginning below and continuing on the following pages is a look at the fund's 10-year history, including calendar year total returns with distributions reinvested. We have also indicated the most significant factors - economic, political or otherwise - that impacted the fund's results.
[End sidebar]

Looking back over the past 10 years, we can unequivocally say that the fund's ability to invest in a range of world markets has been a distinct advantage. It has helped the fund respond effectively to dramatic changes in interest rate and currency relationships, political realignments and the expansion of both free enterprise and the free flow of capital around the world.

     Today, the fund's broad portfolio makes it a strong diversification tool for almost any investor - whether as a counterbalance to a portfolio of U.S. bonds or a complement to a portfolio with a full range of U.S. and non-U.S. stocks and bonds.

     In the next few pages, we'll look at some of the developments that have affected the fund over the past 10 years and some of the opportunities that may lie ahead.

A WORLD OF LOWER INTEREST RATES AND INFLATION

Bond yields around the world have declined over the past 10 years, as the table below shows. Lower yields have largely been the result of declining rates of inflation, which are due partly to increased worldwide competition and free trade. Low inflation has helped make these lower yields more palatable to investors, enabling them to maintain more of their purchasing power. Declining interest rates generally translate into rising bond prices.

10-YEAR GOVERNMENT BOND YIELDS

September 30                  1987           1992          1997

Australia                     12.7%           9.0%          6.2%
Canada                        11.0            8.0           5.8
France                        10.3            8.7           5.5
Germany                        6.5            7.6           5.5
Japan                          6.7            4.9           2.2
United Kingdom                10.0            9.0           6.4
United States                  9.6            6.4           6.1

Source: Morgan Stanley Capital International Perspective


[Begin sidebar]
[watermark: 1987]
[timeline: Dec, Mar, Jun, Sept]
+14.0%
Capital World Bond Fund commenced operations on 8/4/87. In the fourth quarter, sweeping worldwide declines in stocks - triggered by "Black Monday" in the U.S. stock market - were followed by strengthening bond prices.

[watermark: 1988]
[timeline: Dec, Mar, Jun, Sept]
+2.7%
Faced with continued strong economic growth, the central banks of a number of major developed nations demonstrated their resolve to restrain inflationary forces by raising interest rates.

[watermark: 1989]
[timeline: Dec, Mar, Jun, Sept]
+4.6%
The economic integration of Western Europe, the opening of Eastern Europe and continued rapid growth in the Far East exerted a strong influence on the world's bond markets. Interest rates continued to rise, and German bond yields exceeded their U.S. counterparts for the first time since the 1970s.

[watermark: 1990]
[timeline: Dec, Mar, Jun, Sept, Dec]
+11.7%
Interest rates moved up immediately after Iraq's invasion of Kuwait, then began falling in most markets as it became clear that war-depressed consumer attitudes and higher oil prices were taking their toll on the major industrialized economies.
[End sidebar]


[photo: various international paper currency]

     Of course, lower rates make it a challenge to maintain a steady level of income. As bond yields have declined, we have responded by prudently expanding the number of countries in which the fund invests and relying on thorough research to uncover the best values.

[Begin sidebar]
Largest percentage of net assets invested in the United States:
49.3% in May 1989
Smallest percentage of net assets invested in the United States:
9.6% in October 1994
[End sidebar]


A BROADENING GLOBAL BOND MARKET

In the early 1980s, only five or six global bond markets offered investors a combination of high credit quality, high yields and liquidity. In the mid- to late-1980s, other countries' bonds began to make the transition toward achieving investment-grade status. Despite that status, not all "transitional" countries offered desirable fixed-income investments due to factors such as high inflation, a weak currency, illiquid securities or political instability.

     When we first reported to our shareholders in September 1987, two months after the fund's inception, seven countries were represented in the portfolio: the United States, Japan, Germany, the United Kingdom, Canada, Australia and Sweden (through Swedish bonds denominated in Japanese yen). At that time, several European countries - some of which are now mainstays in the fund's portfolio - were considered unattractive to most investors: Italy, Spain, Portugal, Ireland and France.

     By 1988, we had added French bonds to the portfolio. We reported: "In our view, investment prospects in France are becoming increasingly attractive. We look for further growth there with low inflation and a greater measure of stability than the French market has displayed in the past."

     Over the next nine years, we continued to expand the fund's portfolio as opportunities emerged in various markets.

FIRST APPEARANCE IN PORTFOLIO

1988            France, New Zealand
1989            Netherlands
1991            Denmark, Finland
1993            Belgium, Ireland, Italy, Spain
1995            Austria, South Africa
1996            Mexico, Poland, Portugal, Switzerland
1997            Greece

Clearly, we believe that it makes sense to diversify and spread both opportunities and risks by investing in the bonds of many countries. The fund's portfolio now includes securities from more than 20 countries in 17 currencies, up from seven countries at the end of fiscal 1987.

     Over the past decade, the smorgasbord of global fixed-income opportunities has increased dramatically. Today, investment-grade bonds can be found in Argentina, China, Colombia, the Czech Republic, Greece, India, Mexico, Panama, Poland, Slovenia, South Africa and South Korea. Bonds from other countries in Latin America and Asia have become increasingly popular with investors. As an organization that relies heavily on its global research network, we have been monitoring and will continue to monitor new developments and opportunities in markets worldwide.

     The chart at left demonstrates the case for diversification. At any given time over the past decade, some of the world's bond markets offered better opportunities than others. While one nation's economy was expanding, another's may have been contracting or expanding more slowly. Meanwhile, as bond prices were declining in some countries, they were rising in others, and currency relationships were continually changing. Each bar in the chart shows the best- and worst-performing market in U.S. dollar terms for each calendar year, as well as what the U.S. market did.

[Begin sidebar]
THE CASE FOR DIVERSIFICATION: OPPORTUNITIES IN WORLD BOND MARKETS
One-year total returns (%) in U.S. dollars
Source: Salomon Brothers World Government Bond Index
[begin bar chart]

Year      Best           Total         Worst             Total           U.S.
                         Returns                         Returns
1987      U.K.           46.6%         U.S.              1.9%            1.9%
1988      Australia      28.8          Switzerland       -12.7           7.1
1989      Canada         16.2          Japan             -14.3           14.4
1990      U.K.           30.9          Canada            7.7             8.6
1991      Australia      23.5          Switzerland       0.7             15.3
1992      Japan          10.8          Italy             -13.9           7.2
1993      Japan          27.6          Sweden            2.9             10.7
1994      Belgium        12.2          Canada            -9.9            -3.4
1995      Sweden         34.8          Japan             9.6             2.7
1996      Italy          27.2          Switzerland       -10.0

Average difference between
best and worst returns -     29.7%
[end chart]
[End sidebar]


THE UNIFICATION OF EUROPE: OPPORTUNITY ON THE HORIZON

In the fund's early years, some historic developments <UNDEF> the economic integration in Western Europe and the opening of Eastern Europe - exerted a strong influence on the world's bond markets. Increasing economic activity and strong demand for credit kept European interest rates high. Despite these setbacks, we maintained a positive outlook in our 1990 semi-annual report:

     "In the long run, many of the developments should produce substantial benefits for fixed-income investors....the spread of free enterprise and the removal of trade barriers should help revitalize the world's economies, increase business competition and productivity and, in time, restrain inflation."

     Today, in an environment of free trade and low inflation, the prospect of many European countries moving toward a unified currency beginning in 1999 presents exciting opportunities for global bond investors. The creation of a single currency, the euro, is an attempt to eliminate the monetary obstacles to commercial and financial transactions in Europe while putting the European currency on a more equal footing with the U.S. dollar and the Japanese yen. The European Union, an alliance of 15 countries, has already established a continentwide area allowing the free flow of products, services and people across national borders. If all goes well, the euro should be in effect by the start of 1999, with euro notes and coins in circulation no later than 2002.

     As another benefit to European economies, monetary union is expected to vastly increase the size of Europe's corporate, mortgage-backed and asset-backed bond markets. Being able to invest in the securities of different countries with fewer currency considerations is likely to bring new investors - primarily large institutional investors from around the world - to European markets.

     The advent of change in Europe leads us to rely heavily on the strength of our global research effort. Our global fixed-income and equity analysts will be working as an integrated group to monitor the changes in Europe's corporate and government bond markets and to capitalize on the growth that may follow.

[photo:  globe]

[Begin sidebar]
[watermark: 1991]
[timeline: Mar, Jun, Sept, Dec]
+15.3%
Japanese bonds became the second-largest holding in the fund as the Bank of Japan attempted to lower inflation and interest rates declined. Recessions reduced inflation in many English-speaking countries, and high interest rates caused continuing economic weakness in Europe.

[watermark: 1992]
[timeline: Mar, Jun, Sept, Dec]
+0.8%
The fund benefited from declining U.S. and Japanese interest rates, while Europe experienced sharp gyrations in European currency markets and great uncertainty over a timetable for the creation of a single currency.

[watermark: 1993]
[timeline: Mar, Jun, Sept, Dec]
+16.7%
Virtually the entire European continent was in recession. Yields fell as budget deficits worsened. By hedging some of our European holdings back into U.S. dollars, the fund was able to participate in these markets' gains.

[watermark: 1994]
[timeline: Mar, Jun, Sept, Dec, Mar]
-1.4%
This was arguably the most trying year for bond investors in well over a decade. In an unusual move, world bond prices tumbled in concert and yields rose sharply amid fears of future inflation. The U.S. Federal Reserve increased interest rates six times.

[watermark: 1995]
[timeline: Jun, Sept, Dec, Mar]
+21.4%
Lower inflation and slower economic growth were beneficial for bonds around the world. After the Japanese yen rose and then fell sharply, we halved our position in Japanese bonds and benefited from hedging a portion of our yen exposure back into U.S. dollars.

[watermark: 1996]
[timeline: Jun, Sept, Dec, Mar]
+6.3%
Limiting our exposure to Japanese yen paid off. In addition, our holdings of European bonds significantly added to the fund's total return as yields fell throughout Europe.

[watermark: 1997]
[timeline: Jun, Sept, Dec, Mar, Jun]
+0.7% through 9/30/97
A strengthening U.S. dollar dampened or eliminated gains in most global bond markets, many of which posted solid gains in local currency terms.
[End sidebar]


ADAPTING TO CHANGE WITH GLOBAL RESEARCH

In evaluating risks and opportunities in the world's expanding bond markets, the fund relies on the expertise of its investment adviser, Capital Research and Management Company (CRMC). With more than 65 years of experience in the equity and fixed-income markets, CRMC is well-equipped to find the best values worldwide.

     Research is conducted by CRMC's own fixed-income specialists <UNDEF> analysts and portfolio counselors who travel the globe regularly, interviewing government officials, labor union leaders, economists and business people. These specialists draw on the expertise of economists and equity-oriented analysts and portfolio counselors throughout the Capital organization - an unparalleled network consisting of investment professionals based in nine offices around the globe. In 1996, this group made more than 7,500 research visits in 54 countries.

REFLECTING ON TEN YEARS

In a letter to our new shareholders in 1987, we wrote:

     "We hope this is the beginning of a long and satisfying relationship. Certainly we will do all that we can to make it so."

     Today, after 10 years of significant changes in global bond markets - and the prospect of many more to come - we remain committed to providing quality, flexibility and solid research for our shareholders. Moreover, we believe that Capital World Bond Fund can have a permanent place in our shareholders' financial programs: It is not a sector fund, it transcends investment fads and it invests with the goal of finding long-term values.

     It has been satisfying to watch our shareholder family grow over the past 10 years, and we hope this relationship will continue in the years to come.


Capital World Bond Fund                                      Principal        Market     Percent
Investment Portfolio September 30, 1997                         Amount         Value      of Net
                                                                 (000)         (000)      Assets
Bonds & Notes
Australian Dollars
Australian Government, 10.00% 2002                             A$4,600     US$  3,956       0.52%
Federal National Mortgage Assn.
 6.50% 2002                                                       8,500         6,368        .84
New South Wales Treasury:
 11.50% 1999                                                      1,000           804        .11
 7.00% 2004                                                       5,500         4,177        .55
News America Holdings Inc. 8.625% 2014                           11,000         8,440       1.12
Southern Australia Finance Authority
 11.25% 2001                                                      1,500         1,294        .17
                                                                            --------    --------
                                                                               25,039       3.31
                                                                            --------    --------
British Pounds
Bank of Ireland 9.75% 2005                                  pounds2,485         4,572        .60
European Investment Bank 6.00% 2004                                 250           390        .05
FP Finance 9.125% 2049                                            2,000         3,554        .47
Land Securities 9.00% 2020                                        1,000         1,904        .25
Lloyds Trustee Savings Banking Group
 8.50% 2006                                                       3,000         5,235        .69
Scott Life 9.00% 2049                                             2,000         3,535        .47
United Kingdom:
 9.50% 1999                                                       2,000         3,319        .44
 8.00% 2000                                                       5,500         9,193       1.21
 7.00% 2001                                                       1,000         1,638        .22
 8.50% 2005                                                       5,600        10,191       1.35
                                                                            --------    --------
                                                                               43,531       5.75
                                                                            --------    --------
Canadian Dollars
Canadian Government:
 6.25% 1998                                                    C$2,000          1,460        .19
 10.75% 1998                                                      1,500         1,122        .15
 8.50% 2000                                                       2,250         1,762        .23
 9.75% 2001                                                      13,000        10,995       1.46
 9.00% 2004                                                       5,000         4,345        .57
 10.75% 2009                                                     10,500        10,716       1.41
 4.63% 2021(2)                                                   22,000        18,014       2.38
 4.38% 2026(2)                                                    7,500         5,805        .77
Canadian Trust 6.75% 2001                                         1,866         1,396        .18
Ontario Hydro (Province of Ontario)
 3.61% 1999(2)                                                    2,000         1,448        .19
                                                                            --------    --------
                                                                               57,063       7.53
                                                                            --------    --------
Danish Kroner
Danish Government:
 9.00% 1998                                                   DKr3,000            469        .06
 8.00% 2001                                                      10,000         1,651        .22
 8.00% 2003                                                      10,000         1,676        .22
                                                                            --------    --------
                                                                                3,796        .50
                                                                            --------    --------
Finnish Markkaa
Finnish Government:
 11.00% 1999                                                  FM12,000          2,463        .33
 10.00% 2001                                                      5,000         1,116        .15
Finland (Republic of) Treasury Bill
 0% 1997                                                          7,700         1,455        .19
                                                                            --------    --------
                                                                                5,034        .67
                                                                            --------    --------
German Marks
Bayerische Vereinsbank AG
 6.50% 2005                                                    DM6,000          3,616        .48
Bundesobligation 5.875% 2000                                     15,250         8,984       1.18
Bundesrepublik 7.00% 1999                                        12,000         7,092        .94
Bundesschatzanweisung 5.75% 1999                                 11,000         6,415        .85
Deutschland Republic:
 8.00% 2002                                                      23,000        14,777       1.95
 6.75% 2003                                                      23,500        14,441       1.90
 6.50% 2005                                                       8,000         4,862        .64
 6.875%  2005                                                    10,000         6,209        .82
Treuhandanstalt 7.125% 2003                                      30,000        18,699       2.47
                                                                            --------    --------
                                                                               85,095      11.23
                                                                            --------    --------
Irish Pounds
Ireland (Republic of):
 6.25% 1999                                               IRpounds4,500          6,619       .87
 8.00% 2000                                                       2,400         3,738        .50
 6.50% 2001                                                       1,800         2,718        .36
 6.25% 2004                                                       2,030         3,039        .40
 8.00% 2006                                                      10,400        17,172       2.26
Irish Permanent Treasury
 6.75% 2000                                                       1,100         1,652        .22
                                                                            --------    --------
                                                                               34,938       4.61
                                                                            --------    --------
Italian Lire
Italian Government National:
 9.50% 1999                                               Lr10,900,000          6,637        .87
 9.50% 2001                                                  13,900,000         9,024       1.19
KfW International Finance Inc.
  11.625% 1998                                                4,000,000         2,472        .33
                                                                                   -    --------
                                                                               18,133       2.39
                                                                            --------    --------
Japanese Yen
European Investment Bank 6.75% 2001                         yen250,000          2,495        .33
Export-Import Bank of Japan:
 4.375% 2003                                                    225,000         2,166        .29
 2.875% 2005                                                  1,730,000        15,416       2.04
GMAC International Finance 3.75% 1999                           300,000         2,600        .34
International Bank for Reconstruction
 and Development:
 4.50% 2003                                                   1,004,000         9,670       1.27
 4.75% 2004                                                     575,000         5,765        .76
Japan Development Bank:
 5.00% 1999                                                      40,000           361        .05
 6.50% 2001                                                      87,000           873        .12
Spain (Kingdom of):
 4.625% 2004                                                    330,000         3,238        .43
 3.10% 2006                                                   1,280,000        11,456       1.51
                                                                            --------    --------
                                                                               54,040       7.14
                                                                            --------    --------
Netherlands Guilders
Netherlands Government
 7.50% 1999                                                   NLG5,000          2,655        .35
                                                                            --------    --------
New Zealand Dollars
New Zealand Government:
 8.00% 2001                                                  NZ$11,000          7,295        .96
 10.00% 2002                                                     19,400        13,961       1.84
 8.00% 2004                                                      10,000         6,843        .90
 8.00% 2006                                                      12,350         8,624       1.14
 4.50% 2016(1)                                                   28,100        16,782       2.22
                                                                            --------    --------
                                                                               53,505       7.06
                                                                            --------    --------
Portuguese Escudos
Portugal (Republic of):
 11.875% 2000                                               PTE100,000            642        .09
 11.875% 2000                                                   400,000         2,594        .34
 8.75% 2001                                                     140,000           867        .11
 11.875% 2005                                                   300,000         2,283        .30
                                                                                   -           -
                                                                                6,386        .84
                                                                                   -           -
South African Rand
South Africa (Republic of) 13.00% 2010(3)                    ZAR38,000          7,689       1.02
                                                                                   -           -
Spanish Pesetas
Spain (Kingdom of):
 9.90% 1998                                                 Pta700,000          4,990        .66
 11.45% 1998                                                    570,000         4,049        .53
 6.75% 2000                                                     250,000         1,756        .23
 8.40% 2001                                                   1,000,000         7,455        .98
 10.50% 2003                                                    800,000         6,758        .89
 8.00% 2004                                                     200,000         1,529        .21
                                                                            --------    --------
                                                                               26,537       3.50
                                                                            --------    --------
Swedish Kronor
Swedish Government:
 11.00% 1999                                               SKr 119,000         16,924       2.23
 10.25% 2003                                                     24,000         3,852        .51
                                                                            --------    --------
                                                                               20,776       2.74
                                                                            --------    --------
Swiss Francs
Swiss Government 4.50% 2002                                   CHF5,250          3,909        .52
                                                                            --------    --------
United States Dollars
Aames Mortgage Trust, Series 1996-D,
 Class A-1C, pass-through certificates,
 6.52% 2020(4)                                                US$3,000          3,004        .40
Asset-Backed Securities Investment
 Trust, Series 1997-D, 6.79% 2003(5)                              5,000         5,000        .66
Airplanes Pass Through Trust, pass-through
 certificates, Class C, 8.15% 2019(4)                             6,000         6,317        .83
Banco General, SA 7.70% 2002(5)                                   1,500         1,498        .20
Banco Nacional de Mexico, SA 1995 Trust
 Certificates, 0% 2002(4),(5)                                     4,753         4,001        .53
China (People's Republic of)
 9.00% 2096                                                         500           586        .08
Colombia (Republic of):
 8.70% 2016                                                       1,000         1,057        .14
 8.375% 2027                                                      3,000         2,969        .39
Continental Airlines, Inc., Series 1996A,
 6.94% 2015(4),(5)                                                1,961         1,972        .26
DLJ Mortgage Acceptance Corp., Series
 1997-CF1, Class A1A, 7.40% 2006(5)                               2,207         2,288        .30
Federal Home Loan Mortgage Corp.:
 5.78% 2003(4)                                                    4,000         3,859        .51
 6.19% 2004(4)                                                    9,000         8,750       1.16
Federal National Mortgage Assn.
 7.50% 2025(4)                                                    1,353         1,375        .18
Freeport-McMoRan Copper & Gold, Inc.:
 7.50% 2006                                                       1,000         1,019        .13
 7.20% 2026                                                       3,000         3,018        .40
Fuji Bank 7.301% 2049                                             2,000         2,019        .26
Government National Mortgage Assn.:
 9.00% 2017-2024(4)                                               6,115         6,572        .87
 8.50% 2021(4)                                                      559           593        .08
 7.375% 2022-2024(2),(4)                                          4,351         4,488        .59
 6.50% 2024(2),(4)                                                2,632         2,591        .34
 7.00% 2024-2026(2),(4)                                           4,168         4,226        .56
 6.50% 2025(4)                                                    2,568         2,634        .35
 5.00% 2026(2),(4)                                                3,417         3,431        .45
Green Tree Financial Corp.:
 Net Interest Margin Trust, Series 1995-A,
  7.25% 2005(4)                                                   1,036         1,034        .13
 Home Improvement Loan Certificates,
  Series 1996-C, Class A-1, 6.45% 2021(4)                           823           824        .11
Inter America Development Bank
 8.875% 2001                                                      3,000         3,270        .43
J.P. Morgan & Co., Inc. 5.994% 2012(2)                            1,000           964        .13
Korea Development Bank 7.375% 2004                                1,000         1,007        .13
McDermott Inc. 9.375% 2002                                        2,000         2,136        .28
Merita Bank Ltd. 6.50% 2006                                       1,000           974        .13
Morgan Stanley Capital Inc.:
 1997-HF1, Class A-2, 7.27% 2007(5)                               2,000         2,069        .27
 1997-WF1, Class A-1, 6.83% 2029(5)                               2,978         3,017        .40
National Bank of Hungary 8.875% 2013                                250           285        .04
Parker & Parsley Petroleum Co.
 8.25% 2007                                                       2,000         2,176        .29
Petrozuata Finance Inc. 7.63% 2009(5)                             1,000         1,032        .13
Poland (Republic of) Past Due Interest Bonds:
 Bearer shares 4.00% 2014(2)                                     18,000        15,795       2.08
 Registered shares 4.00% 2014(2)                                  3,000         2,633        .35
Quebec (Province of):
 8.625% 2005                                                      1,250         1,388        .18
Reliance Industries Ltd.:
 8.125% 2005                                                      1,000         1,004        .13
 10.25% 2097(5)                                                   2,500         2,744        .36
Skandinaviska Enskilda Banken 6.875% 2009                           500           495        .07
Slovenia (Republic of) 7.00% 2001(5)                                500           510        .07
TCI Communications Inc. 6.875% 2006                               7,000         6,813        .90
Time Warner Inc., pass-through certificates,
 Series 1997-1, 6.10% 2001(4),(5)                                 5,000         4,878        .64
UCFC Acceptance Corp. pass-through
 certificates, Series 1996-B1, Class A3,
 7.30% 2014(4)                                                    3,000         3,049        .40
United States Treasury:
 5.375% 1998                                                      3,000         2,996        .40
 5.875% 1998                                                      8,675         8,694       1.15
 8.25% 1998                                                       1,250         1,275        .17
 8.875% 1998                                                      6,500         6,719        .89
 6.375% 1999                                                     26,000        26,244       3.46
 6.875% 1999                                                      2,000         2,036        .27
 8.875% 1999                                                      6,500         6,763        .89
 6.75% 2000                                                       2,675         2,731        .36
 8.50% 2000                                                       2,000         2,145        .28
 6.50% 2001                                                         250           254        .03
 6.625% 2001                                                      1,450         1,482        .20
 7.50% 2001                                                       2,000         2,108        .28
 7.75% 2001                                                       2,000         2,109        .28
 6.375% 2002                                                     25,000        25,383       3.34
 6.625% 2002                                                      2,350         2,406        .32
 5.75% 2003                                                         660           650        .09
 7.25% 2004                                                       8,600         9,141       1.21
 11.625% 2004                                                    14,750        19,366       2.56
 6.50% 2005                                                       3,750         3,830        .51
 3.375% 2007(1)                                                   3,545         3,477        .46
 6.25% 2007                                                         700           704        .09
 10.375% 2009                                                       840         1,037        .14
US WEST Capital Funding, Inc.:
 Note 7.30% 2007                                                  1,000         1,023        .14
 Debenture 6.95% 2037                                             1,000         1,020        .13
Woolworth Corp., Series A:
 7.00% 2000                                                       1,000         1,014        .13
 6.98% 2001                                                       3,000         3,025        .40
 7.00% 2002                                                       2,000         2,016        .27
 8.50% 2022                                                       1,000         1,091        .14
Worldcom Inc. 7.75% 2007                                          3,000         3,145        .42
YPF SA:
 8.00% 2004                                                       2,350         2,394        .32
 7.75% 2007                                                       4,500         4,544        .60
                                                                            --------    --------
                                                                              282,186      37.25
                                                                            --------    --------
Total Bonds & Notes (cost:
 $731,627,000)                                                                730,312      96.41
                                                                            --------    --------

Short-Term Securities
Corporate Short-Term Notes
General Electric Capital Corp.,
 6.50% due 10/1/97                                               11,870        11,868       1.57
Sony Capital Corp.,
 5.50% due 10/2/97                                                6,000         5,998        .79

Total Short-Term Securities (cost:                                          --------    --------
 $17,866,000)                                                                  17,866       2.36
                                                                            --------    --------

Total Investment Securities (cost:
 $749,493,000)                                                                748,178      98.77

Excess of cash and receivables over
 payables                                                                       9,331       1.23
                                                                            --------    --------
Net Assets                                                                   $757,509     100.00%
                                                                            ========    ========

(1)Index-linked bond whose principal
 amount moves with a government retail
 price index.
(2)Coupon rate may change periodically.
(3)Represents a delayed-delivery security.
(4)Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
(5)Purchased in a private placement
 transaction; resale may be limited to
 qualified institutional buyers; resale to the public may require registration.


See Notes to Financial Statements

Capital World Bond Fund
Financial Statements
Statement of Assets and Liabilities
at September 30, 1997      (dollars in thousands)

Assets:
Investment securities at market
 (cost: $749,493)                                               $748,178
Cash                                                                   3
Receivables for--
 Sales of investments                             $  1,796
 Sales of fund's shares                              1,201
 Accrued interest                                   15,764        18,761
                                                 ---------     ---------
                                                                 766,942
Liabilities:
Payables for--
 Purchases of investments                            6,396
 Repurchases of fund's shares                        1,299
 Forward currency contracts - net                    1,125
 Management services                                   415
 Accrued expenses                                      198         9,433
                                                 ---------     ---------
Net Assets at September 30, 1997--
 Equivalent to $16.40 per share on
 46,186,401 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 200,000,000 shares)                            $757,509
                                                               =========

Statement of Operations
for the year ended September 30, 1997

                     (dollars in thousands)
Investment Income:
Income:
 Interest                                                        $49,840

Expenses:
 Management services fee                          $  5,266
 Distribution expenses                               1,965
 Transfer agent fee                                    579
 Reports to shareholders                               131
 Registration statement and prospectus                 178
 Postage, stationery and supplies                      107
 Directors' fees                                        22
 Auditing and legal fees                                42
 Custodian fee                                         194
 Taxes other than federal income tax                    19
 Other expenses                                         17         8,520
                                                 ---------     ---------
 Net investment income                                            41,320
                                                               ---------
Realized Gain and Unrealized Depreciation
 on Investments:
Net realized gain                                                  8,579
Net unrealized depreciation on:
 Investments                                       (14,945)
 Open forward currency contracts                      (821)
                                                 ---------
  Net unrealized depreciation                                    (15,766)
                                                               ---------
 Net realized gain and unrealized
  depreciation on investments                                     (7,187)
                                                               ---------
Net Increase in Net Assets Resulting
 from Operations                                                 $34,133
                                                               =========

Statement of Changes in Net Assets
(dollars in thousands)
                                                      Year          Year
                                                     ended         ended
                                                   9/30/97       9/30/96
                                                 ---------     ---------
Operations:
Net investment income                              $41,320       $43,922
Net realized gain on investments                     8,579        20,877
Net unrealized depreciation on investments         (15,766)      (11,445)
                                                 ---------     ---------
 Net increase in net
  assets resulting from operations                  34,133        53,354
                                                 ---------     ---------
Dividends Paid to Shareholders                     (55,642)      (51,067)
                                                 ---------     ---------

Capital Share Transactions:
Proceeds from shares sold:
 11,728,432 and 17,575,138
 shares, respectively                              195,677       296,074
Proceeds from shares issued in
 reinvestment of net investment
 income dividends:
 2,810,625 and 2,527,117 shares, respectivel        46,526        42,286
Cost of shares repurchased:
 16,458,455 and 10,834,133
 shares, respectively                             (274,024)     (182,595)
                                                 ---------     ---------
 Net increase (decrease) in net assets
  resulting from capital share
  transactions                                     (31,821)      155,765
                                                 ---------     ---------
Total Increase (Decrease) in Net Assets            (53,330)      158,052
Net Assets:
Beginning of year                                  810,839       652,787
                                                 ---------     ---------
End of year (including undistributed
 net investment income: $5,386 and
 $8,786, respectively)                            $757,509      $810,839
                                                 =========     =========


See Notes to Financial Statements

Notes to Financial Statements

1. Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

 Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

 Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates. The effects of changes in foreign currency exchange rates on investment securities are included in with the net realized and unrealized gain or loss on investment securities.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  The fund may enter into forward currency contracts, which represent an agreement to exchange currencies of different countries at a specified future date at a specified rate. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of September 30, 1997, net unrealized depreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $1,315,000, of which $13,832,000 related to appreciated securities and $15,147,000 related to depreciated securities. During the year ended September 30, 1997, the fund realized, on a tax basis, a net capital gain of $11,587,000 on security transactions. Net losses related to non-U.S. currency transactions of $3,008,000 are reported as an adjustment to ordinary income for federal income tax purposes. Dividends paid to shareholders included $10,922,000 of non-U.S. currency gains treated as income dividends for tax purposes. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $749,493,000 at September 30, 1997.

3. The fee of $5,266,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.70% of the first $500 million of average net assets; 0.60% of such assets in excess of $500 million but not exceeding $1 billion; and 0.50% of such assets in excess of $1 billion.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1997, distribution expenses under the Plan were $1,965,000. As of September 30, 1997, accrued and unpaid distribution expenses were $129,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $579,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $480,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1997, aggregate amounts deferred and earnings thereon were $38,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1997, accumulated undistributed net realized gain on investments, on a book basis, was $11,270,000 and additional paid-in capital was $742,926,000.

   The fund made purchases and sales of investment securities, excluding short-term securities, of $588,268,000 and $574,367,000, respectively, during the year ended September 30, 1997.

   Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $194,000 includes $18,000 that was paid by these credits rather than in cash.

   At September 30, 1997, the fund had outstanding forward currency contracts to purchase and sell non-U.S. currencies as follows:

                                                                   U.S.       Valuation
           Non-U.S.                  Contract       Amount
           Currency                 ---------    ---------                   Unrealized
           Contracts                 Non-U.S.         U.S.       Amount  (Depreciation)
                                                                           Appreciation
--------------------------          ---------    ---------    ---------       ---------
Sales:
 Australian Dollars
  expiring 5/27/97               A$10,745,000   $7,750,000   $7,798,000     $  ( 48,000)
 British Pounds
  expiring 10/3 to
  10/14/97                     pounds4,200,000    6,990,000    6,777,000         213,000
 Danish Kroner
  expiring 11/4/97              DKr18,435,000    2,641,000    2,754,000        (113,000)
 German Marks
  expiring 10/10 to
  12/2/97                        DM44,452,000   24,895,000   25,263,000        (368,000)
 Irish Pounds
  expiring 11/28/97 to
  1/20/98                       IRL13,670,000   20,209,000   19,862,000         347,000
 Japanese Yen
  expiring 10/14/97 to
  3/30/98                    yen3,713,573,000   31,119,000   31,294,000        (175,000)
 New Zealand Dollars
  expiring 10/6/97 to
  11/24/97                      NZ$32,049,000   20,359,000   20,515,000        (156,000)
 Swedish Kronor
  expiring 10/28/97             SKr28,900,000    3,673,000    3,822,000        (149,000)
 Swiss Francs
  expiring 10/29/97              CHF5,450,000    3,629,000    3,770,000        (141,000)
 Spanish Pesetas
  expiring 12/19/97            Pta264,195,000    1,769,000    1,778,000          (9,000)
                                                                           ------------
                                                                               (599,000)
Purchases:                                                                 ------------
 Australian Dollars
  expiring 11/28/97              A$13,650,000   10,605,000    9,907,000        (698,000)
 Canadian Dollars
  expiring 11/3 to
  12/5/97                        C$45,752,000   33,201,000   33,236,000          35,000
 Italian Lire
  expiring 11/28/97               Lr8,336,000    4,684,000    4,835,000         151,000
 Japanese Yen
  expiring 10/23 to
  12/5/97                    yen4,359,743,000   36,716,000   36,702,000         (14,000)
                                                                           ------------
                                                                               (526,000)
                                                                           ------------

Forward currency contracts - net                                            $(1,125,000)
                                                                               ============

Per-Share Data and Ratios
                                                                                   Year      Ended   September         30
                                                                      1997         1996       1995        1994      1993

Net Asset Value, Beginning of Year                                  $16.86       $16.81     $15.33      $16.48    $15.95
                                                              ------------ ------------ ----------  ---------- ---------
 Income From Investment Operations:
  Net investment income                                                .88         1.09       1.09        1.05       .91
  Net realized and unrealized (loss)gain
   on investments                                                     (.16)         .16       1.57       (1.14)      .65
                                                               -----------  -----------  --------- ----------- ---------
   Total income from investment operations                             .72         1.25       2.66        (.09)     1.56
                                                               -----------  -----------  --------- ----------- ---------
 Less Distributions:
  Dividends from net investment income                                (.95)       (1.08)     (1.18)       (.90)     (.81)
  Dividneds from net realized non-U.S. currency gains(1)              (.23)        (.12)         -        (.04)     (.03)
  Distributions from net realized gains                                  -            -          -        (.12)     (.19)
                                                               -----------  -----------  --------- ----------- ---------
   Total distributions                                               (1.18)       (1.20)     (1.18)      (1.06)    (1.03)
                                                               -----------  -----------  ---------  ---------- ---------
Net Asset Value, End of Year                                        $16.40       $16.86     $16.81      $15.33    $16.48
                                                                ==========   ==========   ========    ========   =======

Total Return(2)                                                      4.38%         7.67%     18.10%     (.62)%     10.40%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                                $758         $811       $653        $576      $450
 Ratio of expenses to average net assets                             1.07%         1.09%      1.12%       1.11%     1.19%
 Ratio of net income to average net assets                           5.21%         6.07%      6.83%       6.88%     6.25%
 Portfolio turnover rate                                            79.00%       91.27%    104.96%      77.04%    27.95%

(1) Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.
(2) Calculated without deducting a sales charge.
 The maximum sales charge is 4.75% of the fund's offering price.

Independent Auditors' Report

To the Board of Directors and Shareholders of Capital World Bond Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund, Inc. (the "fund"), including the schedule of portfolio investments as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Los Angeles, California
October 31, 1997


1997 TAX INFORMATION (unaudited)

 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions.

     Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 19% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

     Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

     SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT A CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS.
SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


[The American Funds Group (R)]

CAPITAL WORLD BOND FUND
BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief Executive Officer, The Mission Group; former President, Southern California Edison Company

DON R. CONLAN
South Pasadena, California
President (retired),
The Capital Group Companies, Inc.

DIANE C. CREEL
Long Beach, California
Chief Executive Officer and President,
The Earth Technology Corporation
(international engineering consulting)

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(management consultants)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
San Marino, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President and
Chief Executive Officer, AECOM Technology Corporation (architectural engineering)

PETER C. VALLI
Long Beach, California
Retired; former Chairman of the Board, BW/IP International, Inc. (industrial manufacturing)

OTHER OFFICERS

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management Group, Capital Research and Management Company

MARY C. HALL
Brea, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group, Capital Research and
Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research and
Management Company

TODD L. MILLER
Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research and
Management Company

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Capital World Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA WG/ISM/3220
Lit. No. WBF-011-1197